                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 16, 2004

                            THE LUBRIZOL CORPORATION
             (Exact name of registrant as specified in its charter)


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
            Ohio                                   1-5263                        34-0367600
(State or other                              (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                                               Identification No.)

      29400 Lakeland Boulevard
      Wickliffe, Ohio                                                            44092-2298
(Address of principal executive offices)                                         (Zip Code)
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                                 (440) 943-4200
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)
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Item 5. Other Events and Regulation FD Disclosure.

        A copy of the press release of The Lubrizol Corporation dated April 16, 2004, announcing the signing of a definitive agreement to acquire Noveon International, Inc. and providing updated earnings guidance for the first quarter of 2004, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        c. Exhibits

           99.1 Press Release of The Lubrizol Corporation dated April 16, 2004, announcing the singing of a definitive agreement to acquire Noveon International, Inc. and providing updated earnings guidance for the first quarter of 2004.

Item 12. Results of Operations and Financial Condition.

        A copy of the press release of The Lubrizol Corporation dated April 16, 2004, announcing the signing of a definitive agreement to acquire Noveon International, Inc. and providing updated earnings guidance for the first quarter of 2004, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    THE LUBRIZOL CORPORATION

Date:  April 12, 2004               By:    /s/  Leslie M. Reynolds
                                           -------------------------------------
                                    Name:  Leslie M. Reynolds
                                    Title: Corporate Secretary and Counsel


                                  EXHIBIT INDEX

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Exhibit No.       Description
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
99.1              The Lubrizol Corporation News Release dated April 16, 2004
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